UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 5, 2017
Date of Report (Date of earliest event reported)

Flex Pharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36812	46-5087339
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

800 Boylston Street, 24th Floor Boston, MA	02199
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 874-1821

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In its Form 8-K filed with the Securities and Exchange Commission on June 6, 2017 (File No. 001-36812), Flex Pharma, Inc. (the "Company") disclosed that William McVicar, Ph.D. would replace Christoph Westphal, M.D., Ph.D. and become the Company's interim President and Chief Executive Officer on July 3, 2017. In connection with such appointment, the Company and Dr. McVicar have entered into an Amendment to Executive Employment Agreement (the "Amendment"), effective July 6, 2017, pursuant to which Dr. McVicar's employment agreement was amended to provide Dr. McVicar an additional $5,000 monthly stipend while he remained the Company's interim President and Chief Executive Officer. In addition, the Company agreed to grant Dr. McVicar an option to purchase 50,000 shares of the Company's Common Stock at a price per share equal to the closing price of the Company's Common Stock on the date of grant. The stock option will vest monthly over a four-year period.

On July 5, 2017, the Company's Board of Directors (the "Board") approved an amendment to the Company's Director Compensation Policy to provide that during the period in which Dr. McVicar continued to serve as the Company’s Chief Executive Officer on an interim basis, Dr. Westphal would receive a monthly retainer of $30,000 for his service as the Chairman of the Board.

The foregoing summary of the Amendment is qualified in its entirety by the full text of the Amendment, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
10.1	Amendment to Executive Employment Agreement, effective as of July 6, 2017, by and between the Company and William McVicar

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flex Pharma, Inc.

Dated: July 11, 2017
	By:	/s/ Robert Hadfield
Robert Hadfield
General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Amendment to Executive Employment Agreement, effective as of July 6, 2017, by and between the Company and William McVicar